SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2005

CPI CORP.

(Exact name of registrant as specified in charter)

Delaware	0-11227	43-1256674

(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1706 Washington Avenue, St. Louis, Missouri	63103-1790

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 231-1575

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On May 31, 2005, CPI Corp. issued a press release setting forth its financial results for its first quarter ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

                The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

 ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

 (c)           Exhibits

99.1 Press release issued on May 31, 2005. (Furnished and not filed with the SEC)

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CPI CORP.

Date: June 1, 2005	By:	/s/ Gary W. Douglass

Gary W. Douglass
Executive Vice President, Finance and
Chief Financial Officer and Member of the office of the Chief Executive
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